                     [MAGNET TOTAL MARKET GROWTH FUND LOGO]

                                 ANNUAL REPORT
                                                                  APRIL 30, 2001

LETTER FROM JORDAN KIMMELL


Dear Fellow Shareholders:

We are pleased to provide the first annual report for the MAGNET Total Market Growth Fund for the period ended April 30, 2001. Detailed in the report, you'll find our investment holdings, financial highlights, commentary on our investment management process, and performance since we began operations of the Fund.

The Investor Shares' total return from September 15, 2000 (inception) to April 30, 2001 was -22.02%. Our benchmark, the Dow Jones U.S. Total Market Index (the "Index"), returned -12.37% for that same period. A total return of -22.46% was recorded from the October 25, 2000 inception of the Adviser Shares through this report date of April 30, 2001. For that period, the benchmark Index returned -6.94%(1). Considering that the stock market was littered with fear and uncertainty, the Fund performed as we would have expected.

Based on the MAGNET(R) stock selection process, the MAGNET Total Market Growth Fund began operations last fall as the market faced volatility and a drop in investor confidence. The low market sentiment was caused by the evidence of a slowdown in the growth rate of the overall U.S. economy. From the fourth quarter of 2000 continuing through 2001, corporate spending slowed and sharp reductions in earnings estimates occurred. These factors have combined to create an investment community that has become increasingly nervous.

There is no doubt that the new administration in Washington, as well as the Fed, fully understands the importance of both the stock market and investor psychology as it relates to the overall economy. The Fed's persistent reduction in interest rates, which is intended to flood money back into the economy, should create a much more favorable business environment within a couple of quarters.

In light of the market environment, I'd like to review with you how our proprietary MAGNET stock selection process focuses on a combination of fundamental criteria that continues to place us in the most favored sectors, regardless of the current position in the economic cycle. Sector rotation (i.e. the shift in holdings in the Fund among various components of the economy) comes naturally with the process, as our mathematical analyses examine growth, value and momentum investing among U.S. large-cap, mid-cap, and small-cap stocks. The MAGNET acronym below lists the quantitative and fundamental factors that make up our selection process.
--------------------------------------------------------------------------------

              M     MANAGEMENT MUST BE OUTSTANDING
                    MOMENTUM MUST BE INCREASING

              A     ACCELERATING EARNINGS, REVENUE AND MARGINS

              G     GROWTH RATE MUST EXCEED CURRENT VALUATION

              N     NEW MANAGEMENT, PRODUCT, INDUSTRY, ETC.

              E     EMERGING INDUSTRY, TECHNOLOGY, ETC.

              T     TIMING MUST BE TECHNICALLY FAVORABLE
--------------------------------------------------------------------------------

I'd like to use the technology sector as an example of how our mathematical models affect the Fund and its allocation. At the end of October, technology stocks represented nearly 53% of the Fund's total net assets which greatly contrasts to the end of April when technology represented 17% of the Fund. Why would such a reduction in our technology holdings occur? It's simply a result of the factors listed above that are imbedded into the MAGNET process. The model is continually assessing stocks within the portfolio as well as stocks that might be selected as new investments.

Over the brief history of this Fund, as technology stocks lost momentum, and relative earnings strength and relative growth factors deteriorated, our model had us sell specific technology stocks. We then purchased and replaced them with stocks that had favorable MAGNET attributes--increasing momentum, accelerating earnings, and growth rates that are relatively favorable. Stocks in the financial, energy, and utility sectors replaced many technology stocks in the Fund. When the economic conditions and our model justify it, we will again increase the weighting in technology and the higher growth sectors in the economy.

I know that you, among all investors, would like to know when the stock market will turn around. Trying to time the broad market and guessing its direction offers its own set of troubles that we avoid. Our highly disciplined and quantitative approach to investing does not anticipate major market moves, but instead it identifies the best MAGNET stocks at the time.

We are proud to be offering the MAGNET stock selection process to investors and advisers alike and we welcome you to get updates and learn more about us by visiting www.magnetfunds.com. On our Web site we post my upcoming television appearances on the ABC, CNNfn, CNBC, and Bloomberg TV channels. You can also call our shareholder services department at 1-877-677-6949 for additional information and literature.

Thank you for taking the time to review this report and for your investment with us.

Very truly yours,

/s/ JORDAN L. KIMMEL

Jordan L. Kimmel
Portfolio Manager

1) Total returns reflect reinvestment of all dividends, capital gains distributions and all fee waivers. Without the fee waivers, the total return figures would have been lower. Past performance is not indicative of future results. Principal value may fluctuate and shares, when redeemed, may be worth more or less than their original cost.

FUND OVERVIEW


                              INVESTMENT OBJECTIVE

    THE MAGNET TOTAL MARKET GROWTH FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

                                 INCEPTION DATE

                      INVESTOR SHARES - SEPTEMBER 15, 2000
                        ADVISER SHARES- OCTOBER 25, 2000

                                  TICKER SYMBOL

                             INVESTOR SHARES - MTMIX
                             ADVISER SHARES - MTMAX

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE MAGNET TOTAL MARKET GROWTH FUND - INVESTOR SHARES AND THE DOW JONES U.S. TOTAL MARKET INDEX.
                SEPTEMBER 15, 2000 (INCEPTION) TO APRIL 30, 2001

                                    [GRAPH]


                                   PERFORMANCE
                              AS OF APRIL 30, 2001


   TOTAL RETURN                                      SINCE INCEPTION - 9/15/00
   Magnet Total Market Growth Fund- Investor Shares                     (22.02)%
   Dow Jones U.S. Total Market Index                                    (12.37)%

The total return figures represent past performance and are not indicative of future results.

Total returns for the Fund reflect reinvestment of all dividends, capital gains distributions and all fee waivers. Without the fee waivers, the total return figures would have been lower. Past performance is not indicative of future results. Principal value may fluctuate and shares, when redeemed, may be worth more or less than their original cost.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE MAGNET TOTAL MARKET GROWTH FUND - ADVISER SHARES AND THE DOW JONES U.S. TOTAL MARKET INDEX.
                 OCTOBER 25, 2000 (INCEPTION) TO APRIL 30, 2001

                                     [GRAPH]
                                   PERFORMANCE
                              AS OF APRIL 30, 2001

    TOTAL RETURN                                    SINCE INCEPTION - 10/25/00
    Magnet Total Market Growth Fund- Adviser Shares                     (22.46)%
    Dow Jones U.S. Total Market Index                                    (6.94)%

The total return figures represent past performance and are not indicative of future results.

Total returns for the Fund reflect reinvestment of all dividends, capital gains distributions and all fee waivers. Without the fee waivers, the total return figures would have been lower. Past performance is not indicative of future results. Principal value may fluctuate and shares, when redeemed, may be worth more or less than their original cost.

          TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS) - APRIL 30, 2001


Kerr-McGee Corp                                                  6.9%
Amerada Hess Corp                                                6.0%
Jones Apparel Group Inc.                                         5.0%
Tyco International Ltd.                                          4.8%
Valero Energy Corp.                                              4.5%
Equitable Resources Inc.                                         4.4%
Priority Healthcare Corp. - Class B                              4.4%
Ciena Corp.                                                      3.8%
Applied Materials Inc.                                           3.5%
Varian Semiconductor Equipment Associates Inc.                   3.4%
                                                                ----
Top Ten*                                                        46.7%

         SECTOR DIVERSIFICATION (% OF TOTAL NET ASSETS) - APRIL 30, 2001


                                                                   FUND
                                                                   ----
Basic Materials ............................................        2.2%
Capital Goods ..............................................        8.8
Consumer Cyclicals .........................................       13.4
Consumer Staples ...........................................        9.6
Energy .....................................................       25.6
Financial ..................................................        3.8
Technology .................................................       17.2
Transportation .............................................        2.7
Utilities ..................................................        4.4
Mutual Funds ...............................................       13.4
Liabilities in Excess of Other Assets ......................       (1.1)

----------

* The top 10 holdings are presented to illustrate examples of the securities that the Fund has bought and may not be representative of the Fund's current or future investments.



DEFINITION OF INDICES

The DOW JONES U.S. TOTAL MARKET INDEX is a float-adjusted market capitalization weighted U.S. index that measures the aggregate performance of companies from all ten U.S. economic sectors. As of April 30, 2001, the index's 1774 component stocks had a total market capitalization of $12.219 trillion. This index provides approximately 95% coverage of the U.S. equity market and covers 100%, 100% and 50% of the Large, Mid and Small-Cap universes respectively. The Small-Cap Index covers a smaller percentage of its universe-(50%) - to avoid adding very small, little-traded stocks. Eliminating the smallest and least liquid stocks assures sufficient index liquidity. The index is reviewed quarterly.

"Dow Jones" and "Dow Jones U.S. Total Market Index(SM)" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by Revqual Index-Plus Investors, LLC ("Revqual"). Revqual's Magnet Total Market Growth Fund (the "Fund") is based on a strategy related to the Dow Jones U.S. Total Market Index(SM) , and is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such Fund.

INDEPENDENT AUDITORS' REPORT

[DELOITTE & TOUCHE LLP LOGO]


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS,
FINANCIAL INVESTORS TRUST:

We have audited the accompanying statement of assets and liabilities of the Magnet Total Market Growth Fund of Financial Investors Trust, including the statement of investments, as of April 30, 2001, and the related statement of operations, statement of changes in net assets and financial highlights for the period from September 15, 2000 (date of inception) to April 30, 2001. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at April 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Magnet Total Market Growth Fund of Financial Investors Trust as of April 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period from September 15, 2000 (date of inception) to April 30, 2001, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Denver, Colorado
June 4, 2001

[DELOITTE TOUCHE TOHMATSU INTERNATIONAL LOGO]

MAGNET TOTAL MARKET GROWTH FUND

STATEMENT OF INVESTMENTS
April 30, 2001



                                                               SHARES  MARKET VALUE
                                                               ------  ------------
COMMON STOCKS(87.7%)
   BASIC MATERIALS(2.2%)
         ALUMINUM(2.2%)
         Alcoa Inc. ....................................         185     $ 7,659
                                                                         -------
         TOTAL BASIC MATERIALS .........................                   7,659
                                                                         -------

CAPITAL GOODS(8.8%)
          MACHINERY (DIVERSIFIED)(2.1%)
          Engineered Support Systems Inc. ..............         275       7,290
                                                                         -------

          MANUFACTURING (DIVERSIFIED)(4.8%)
          Tyco International Ltd. ......................         311      16,598
                                                                         -------

          WASTE MANAGEMENT(1.9%)
          Allied Waste Industries Inc.* ................         415       6,607
                                                                         -------
          TOTAL CAPITAL GOODS ..........................                  30,495
                                                                         -------

CONSUMER CYCLICALS(13.4%)
          PUBLISHING(2.8%)
          Scholastic Corp.* ............................         235       9,809
                                                                         -------

          RETAIL (SPECIALTY)(2.9%)
          Bed Bath & Beyond Inc* .......................         350       9,912
                                                                         -------

          SERVICES (COMMERCIAL & CONSUMER)(2.7%)
          Apollo Group Inc. - Class A* .................         300       9,330
                                                                         -------

          TEXTILES(APPAREL)(5.0%)
          Jones Apparel Group Inc.* ....................         440      17,486
                                                                         -------
          TOTAL CONSUMER CYCLICALS .....................                  46,537
                                                                         -------

CONSUMER STAPLES(9.6%)
          BROADCASTING (TV, RADIO & CABLE)(2.9%)
          Echostar Communications Inc. - Class A* ......         335      10,037
                                                                         -------

          DISTRIBUTORS (FOOD & HEALTH)(4.4%)
          Priority Healthcare Corp. - Class B* .........         438      15,234
                                                                         -------

          RETAIL STORES (DRUG STORES)(2.3%)
          Caremarx RX Inc.* ............................         500       7,925
                                                                         -------
          TOTAL CONSUMER STAPLES .......................                  33,196
                                                                         -------

ENERGY (25.6%)
          OIL (DOMESTIC INTEGRATED)(9.1%)
          Amerada Hess Corp. ...........................         240      21,000
          Phillips Petroleum Co. .......................         176      10,490
                                                                         -------
                                                                          31,490
                                                                         -------


MAGNET TOTAL MARKET GROWTH FUND

April 30, 2001


                                                                SHARES  MARKET VALUE
                                                                ------  ------------
ENERGY (CONTINUED)
          OIL & GAS (EXPLORATION & PRODUCTION)(12.0%)
          Devon Energy Corp .............................         140     $ 8,261
          Kerr-McGee Corp. ..............................         334      23,931
          Pioneer Natural Resources Co.* ................         500       9,555
                                                                          -------
                                                                           41,747
                                                                          -------
          OIL & GAS (REFINING & MANUFACTURING)(4.5%)
          Valero Energy Corp. ...........................         328      15,796
                                                                          -------

          TOTAL ENERGY ..................................                  89,033
                                                                          -------
    FINANCIAL(3.8%)
          CONSUMER FINANCE(2.3%)
          Household International Inc. ..................         125       8,002
                                                                          -------
          INVESTMENT BANKING/BROKERAGE(1.5%)
          Merrill Lynch& Co. ............................          85       5,245
                                                                          -------
          TOTAL FINANCIAL ...............................                  13,247
                                                                          -------

TECHNOLOGY (17.2%)
          COMMUNICATIONS EQUIPMENT(3.9%)
          Ciena Corp.* ..................................         240      13,214
                                                                          -------

          COMPUTERS (SOFTWARE& SERVICES)(0.5%)
          Vertex Interactive Inc.* ......................         682       1,903
                                                                          -------

          ELECTRONICS (SEMICONDUCTORS)(5.9%)
          Broadcom Corp. - Class A* .....................          59       2,452
          Micrel Inc.* ..................................         229       7,777
          Micron Technology Inc.* .......................         230      10,437
                                                                          -------
                                                                           20,666
                                                                          -------

          EQUIPMENT (SEMICONDUCTORS)(6.9%)
          Applied Materials Inc.* .......................         222      12,121
          Varian Semiconductor Equipment Associates Inc.*         260      11,843
                                                                          -------
                                                                           23,964
                                                                          -------
          TOTAL TECHNOLOGY ..............................                  59,747
                                                                          -------

    TRANSPORTATION(2.7%)
          AIRLINES(2.7%)
          Southwest Airline Co. .........................         515       9,378
                                                                          -------
          TOTAL TRANSPORTATION ..........................                   9,378
                                                                          -------

    UTILITIES(4.4%)
          NATURAL GAS-DISTRIBUTION-PIPE LINE(4.4%)                192
          Equitable Resources Inc. ......................                  15,360
                                                                          -------
          TOTAL UTILITIES ...............................                  15,360
                                                                          -------

MAGNET TOTAL MARKET GROWTH FUND

April 30, 2001


                                                           SHARES    MARKET VALUE
                                                           ------    ------------
TOTAL COMMON STOCKS ...............................         8,341      $ 304,652
                                                                       ---------
      (Cost $296,429)

MUTUAL FUNDS(13.4%)
      Firstar Treasury Money Market Fund ..........        46,721         46,721
                                                                       ---------
      TOTAL MUTUAL FUNDS ..........................                       46,721
                                                                       ---------
      (Cost $46,721)

TOTAL INVESTMENTS(101.1%) .........................                      351,373
                                                                       ---------
      (Cost $343,150)

LIABILITIES IN EXCESS OF OTHER ASSETS(-1.1%) ......                       (3,925)
                                                                       ---------

NET ASSETS(100.0%) ................................                    $ 347,448
                                                                       =========


*Non-income producing security
See notes to financial statements

MAGNET TOTAL MARKET GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001

ASSETS:

Investments, at value (Cost- $343,150) ..........................     $ 351,373
Receivable from adviser .........................................         8,074
Dividends and interest receivable ...............................           250
Prepaid and other assets ........................................           689
                                                                      ---------
     Total assets ...............................................       360,386
                                                                      ---------
LIABILITIES:

Accrued fund accounting fee .....................................         3,175
Accrued transfer agent fee ......................................         2,524
Accrued 12b-1 fee ...............................................           197
Other payables and accrued expenses .............................         7,042
                                                                      ---------
     Total liabilities ..........................................        12,938
                                                                      ---------
Net Assets ......................................................     $ 347,448
                                                                      =========

COMPOSITION OF NET ASSETS:

Paid in capital .................................................     $ 452,528
Over distributed net investment income ..........................        (3,872)
Accumulated net realized loss on investments ....................      (109,431)
Net unrealized appreciation on investments ......................         8,223
                                                                      ---------
Net Assets ......................................................     $ 347,448
                                                                      =========

NET ASSET VALUE PER SHARE:

Net Assets
     Investor Shares ............................................     $ 159,738
     Adviser Shares .............................................     $ 187,710

Shares Outstanding
     Investor Shares ............................................        20,952
     Adviser Shares .............................................        24,713

Net Asset Value Per Share
     Investor Shares ............................................     $    7.62
     Adviser Shares .............................................     $    7.60

See notes to financial statements

MAGNET TOTAL MARKET GROWTH FUND

STATEMENT OF OPERATIONS
For the period September 15, 2000(inception) to April 30,2001



INVESTMENT INCOME:
Dividends                                                             $   1,264
Interest                                                                    698
                                                                      ---------
  Total Income                                                            1,962
                                                                      ---------

EXPENSES:
Investment advisory fee (Note 4)                                          1,994
Fund accounting fee                                                      20,060
Transfer agency fee                                                      18,784
Custodian fee                                                             3,460
12b-1 Fee (Note 4)                                                        1,304
Other                                                                    12,398
                                                                      ---------
  Total Expenses                                                         58,000
  Waiver of Expenses (Note 4)                                            (1,994)
  Adviser Reimbursement                                                 (52,010)
                                                                      ---------
     Net Expenses                                                         3,996
                                                                      ---------

NET INVESTMENT LOSS                                                      (2,034)
                                                                      ---------

REALIZED AND UNREALIZED GAIN/(LOSS):

Net realized loss on investments                                       (109,431)
Net change in unrealized appreciation/depreciation on investments         8,223
                                                                      ---------

NET REALIZED AND UNREALIZED GAIN/(LOSS)                                (101,208)
                                                                      ---------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $(103,242)
                                                                      =========


See notes to financial statements.



MAGNET TOTAL MARKET GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS
For the period September 15, 2000 (inception) to April 30, 2001

INCREASE IN NET ASSETS:
OPERATIONS:
       Net investment loss ......................................     $  (2,034)
       Net realized loss on investments .........................      (109,431)
       Net change in unrealized appreciation/depreciation
       on investments ...........................................         8,223
                                                                      ---------
       Net decrease in net assets from operations ...............      (103,242)
                                                                      ---------

DISTRIBUTIONS:
     Dividends from Net Investment Income:
       Investor Shares ..........................................        (3,880)
       Adviser Shares ...........................................        (4,910)
                                                                      ---------
     Net decrease in net assets from distributions ..............        (8,790)
                                                                      ---------

SHARE TRANSACTIONS (NOTE 2):
       Proceeds from sale of shares .............................       470,153
       Reinvested dividends .....................................         8,790
       Cost of shares redeemed ..................................       (19,463)
                                                                      ---------
       Net increase in net assets from share transactions .......       459,480
                                                                      ---------

NET INCREASE IN NET ASSETS ......................................       347,448
                                                                      ---------

NET ASSETS:
       Beginning of period ......................................             0
                                                                      ---------
       End of period [includes over distributed net investment
       income of ($3,872)] ......................................     $ 347,448
                                                                      =========

See notes to financial statements

MAGNET TOTAL MARKET GROWTH FUND

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated:


                                                                  INVESTOR SHARES            ADVISER SHARES
                                                                ---------------------      -------------------
                                                                   For the Period            For the Period
                                                                September 15, 2000(*)      October 25, 2000(*)
                                                                  to April 30, 2001         to April 30, 2001
                                                                ---------------------      -------------------
SELECTED PER-SHARE DATA:
Net asset value - beginning of period                                $    10.00                 $    10.03
                                                                     ----------                 ----------
Income from investment operations:
     Net investment loss                                                  (0.02)                     (0.07)
     Net realized and unrealized loss                                     (2.17)                     (2.17)
                                                                     ----------                 ----------

     Total loss from investment operations                                (2.19)                     (2.24)
                                                                     ----------                 ----------
Distributions:
     Distributions from net investment income                             (0.19)                     (0.19)
                                                                     ----------                 ----------
Net asset value - end of period                                      $     7.62                 $     7.60
                                                                     ==========                 ==========
TOTAL RETURN                                                             (22.02)%                   (22.46)%
                                                                     ==========                 ==========
RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000)                                      $      160                    $   188
                                                                     ==========                    =======
Ratio of expenses to average net assets(1)                                 1.60%                      2.35%
                                                                     ==========                    =======
Ratio of net investment income/(loss) to average net assets(1)            (0.47%)                    (1.49)%
                                                                     ==========                    =======
Ratio of expenses to average net assets
    without fee waivers(1)                                                32.79%                     25.62%
                                                                     ==========                    =======
Ratio of net investment income/(loss) to average net assets
    without fee waivers(1)                                               (31.68)%                   (24.76)%
                                                                     ==========                    =======
Portfolio turnover rate(2)                                                  113%                       113%
                                                                     ==========                    =======

(1) Annualized

(2) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of the such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period from September 15, 2000 (inception) to April 30, 2001 were $770,606 and $364,746, respectively.

(*) Inception

See notes to financial statements.

MAGNET TOTAL MARKET GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    Financial Investors Trust (the "Trust"), a Delaware business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The financial statements included herein relate to the Magnet Total Market Growth Fund (the "Fund"). The financial statements of the remaining portfolios of the Trust are presented separately.

    The Fund offers two classes of shares (Investor Shares and Adviser Shares). Each class of shares has equal rights as to earnings, assets and voting privileges. Each class has exclusive voting rights with respect to its Distribution Plan. Income, expenses (other than expenses incurred under each class' Distribution Plan and other class specific expenses) and realized gains or losses on investments are allocated to each class based upon their relative net assets.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

    INVESTMENT VALUATION: Securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. (Eastern time), on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sales price of the day or, in the absence of sales, at values based on the average closing bid and asked price. Securities for which market quotations are not readily available are valued under procedures established by the Board of Trustees to determine fair value in good faith. Short-term securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

    FEDERAL INCOME TAXES: It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

    The Fund intends to elect to defer to its fiscal year ending April 30, 2002, approximately $109,000 of losses recognized during the period November 1, 2000 to April 30, 2001.

    CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS: Net investment income
(loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

    The Fund adjusts classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the period ended April 30, 2001, amounts have been reclassified to reflect a decrease in paid-in capital of $6,952. Over distributed net investment income was increased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

    DIVIDENDS: The Fund will declare and pay dividends from net investment income, if any, quarterly. Dividends from net realized gains, if any, are declared at least once a year. Dividends to shareholders are recorded on the ex-dividend date.

MAGNET TOTAL MARKET GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    OTHER: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis which is the same basis the Fund uses for federal income tax purposes.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

2.  SHARES OF BENEFICIAL INTEREST

    On April 30, 2001, there was an unlimited number of no par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for the period ended April 30, 2001, were as follows:



INVESTOR SHARES                                       AMOUNT               SHARES
                                                    ---------              ------
Shares sold                                         $ 205,100              20,474
Shares issued in reinvestment of dividends              3,880                 478
Shares redeemed                                             0                   0
                                                    ---------              ------
Net increase                                        $ 208,980              20,952
                                                    =========              ======

ADVISER SHARES
Shares sold                                         $ 265,053              26,659
Shares issued in reinvestment of dividends              4,910                 605
Shares redeemed                                       (19,463)             (2,551)
                                                    ---------              ------
Net increase                                        $ 250,500              24,713
                                                    =========              ======

3.  UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS (TAX BASIS)



As of April 30, 2001:
Gross appreciation (excess of value over tax cost)                    $  32,524
Gross depreciation (excess of tax cost over value)                      (24,301)
                                                                      ---------
Net unrealized appreciation                                           $   8,223
                                                                      =========
Cost of investments for income tax purposes                           $ 343,150
                                                                      =========

MAGNET TOTAL MARKET GROWTH FUND

4. INVESTMENT ADVISORY FEES, DISTRIBUTION PLAN, AND OTHER RELATED PARTY TRANSACTIONS

         Revqual Index-Plus Investors, LLC (the "Adviser") serves as investment adviser to the Fund pursuant to an investment advisory and management agreement (the "Advisory Agreement") with the Trust. For its services, the Adviser is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 1.00% of the Fund's average daily net assets. The Adviser has contractually agreed to waive a portion of its fees so that the total annual expenses of the Fund will not exceed the voluntary expense limitations adopted by the Adviser until at least April 30, 2002. After that date, the fee waivers by the Adviser are voluntary and may be terminated at any time.

         The Trustees have adopted a Distribution Plan on behalf of each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. ALPS Distributors, Inc. ("ALPS") serves as the distributor to the Fund. The Distribution Plans provide for payment of a fee to ALPS at the annual rate of up to 0.25% of the average net assets of the Investor Shares, and up to 1.00% of the average net assets of the Adviser Shares, although the Trustees may limit such fees from time-to-time for each class of shares.

         Shareholders holding more than 10% of the Fund's outstanding shares as of April 30, 2001 constituted 33.54% of the Fund.

5.  SHAREHOLDER TAX INFORMATION (UNAUDITED)

         During the period ended April 30, 2001, 100% of the dividends paid by the Fund from net investment income qualify for the corporate dividends received deduction.

NOTES

MAGNET TOTAL MARKET GROWTH FUND

THIS FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY OR INSURER.

                               INVESTMENT ADVISER
                        REVQUAL INDEX-PLUS INVESTORS, LLC
                              1201 SUSSEX TURNPIKE
                           RANDOLPH, NEW JERSEY 07869

                                   DISTRIBUTOR
                             ALPS DISTRIBUTORS, INC.
                             370 SEVENTEENTH STREET
                                   SUITE 3100
                             DENVER, COLORADO 80202

                        FUND ACCOUNTANT & TRANSFER AGENT
                        ALPS MUTUAL FUNDS SERVICES, INC.
                             370 SEVENTEENTH STREET
                                   SUITE 3100
                             DENVER, COLORADO 80202

                                  LEGAL COUNSEL
                           DAVIS, GRAHAM & STUBBS LLP
                             1550 SEVENTEENTH STREET
                                    SUITE 500
                             DENVER, COLORADO 80202

                              INDEPENDENT AUDITORS
                              DELOITTE & TOUCHE LLP
                             555 SEVENTEENTH STREET
                                   SUITE 3600
                             DENVER, COLORADO 80202

                                    CUSTODIAN
                               FIRSTAR BANK N. A.
                                425 WALNUT STREET
                             CINCINNATI, OHIO 45202

                         [ALPS DISTRIBUTORS, INC. LOGO]

             MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.
               FOR MORE INFORMATION, PLEASE CALL 1-877-677-9649 OR
                           VISIT www.magnetfunds.com.